Exhibit (4)

                           TENGTU INTERNATIONAL CORP.

                              COMMON STOCK WARRANT

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


Void after December 15, 2002                         Right to Purchase 1,500,000
                                                          shares of Common Stock
                                                         (subject to adjustment)


                                    PREAMBLE

         Tengtu International Corp., a Delaware corporation (the "Company"), hereby certifies that, for value received, the holder hereof (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on December 15, 2002, fully paid and nonassessable shares of Common Stock, $0.01 par value, of the Company, at the purchase price per share (the "Purchase Price") of, in the event of a purchase at any time during the period commencing on the date hereof and ending on the first anniversary of the date hereof, $1.00, and, in the event of a purchase at any time during the period commencing on the first day after the first anniversary of the date hereof and ending on the second anniversary of the date hereof, $2.00, and, in the event of a purchase at any time during the period commencing on the first day after the second anniversary of the date hereof and ending on the third anniversary of the date hereof, $4.00. The number of shares of Common Stock and the amount of the Purchase Price are subject to adjustment as provided herein.

         This Warrant is the Common Stock Purchase Warrant (this "Warrant"), evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to that certain Convertible Debenture and Warrant Purchase Agreement dated as of the date hereof (as amended, modified or otherwise supplemented from time to time, the "Purchase Agreement"), between, inter alia, the Company and a certain investor, copies of which are on file at the principal office of the Company. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement. This Warrant evidences the right to purchase an aggregate of 1,500,000 shares of Common Stock of the Company, subject to adjustment as provided in this Warrant.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(l) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.



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(m)  The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

(n) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

(o) The term "Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

(p) The term "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

(q) The term "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

(r) The term "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

1.       Registration Rights.

         The rights of the Holder of this Warrant to register this Warrant or the Shares shall be as stated in the Investor Rights Agreement of even date herewith.

2.       Restricted Stock.


         2.1 If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant or the Shares) of this Warrant or the Shares, this Warrant or the Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of this Warrant or the Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such exercise transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange and in the case of an exercise of this Warrant if the Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that this Warrant or the Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof. The certificates evidencing the Shares issued on the exercise of this Warrant shall, if such Shares are being sold or transferred without registration under the Securities Act, bear a legend similar to the legend on the first page of this Warrant.

         2.2 (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the general public.

         (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

         (c) The Company shall furnish to the Holder and/or a prospective purchaser of this Warrant or the Shares designated by the Holder, forthwith upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public) and of the reporting requirements of the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, (iii) any other reports and documents necessary to satisfy the information-furnishing condition to offers and sales under Rule 144A under the Securities Act, and (iv) such other reports and documents as the Holder of this Warrant or the Shares reasonably requests to avail itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

3.       Exercise of Warrant.

         3.1 Exercise in Full. The Holder of this Warrant may exercise it in full by surrendering this Warrant, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office. The surrendered Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant by the Purchase Price.

         3.2 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Subsection 3.1 except that the amount obtained by multiplying (a) the number of shares of Common Stock called for on the face of this Warrant as shall be designated by the Holder in the subscription at the end hereof by (b) the Purchase Price. On any such partial exercise, subject to the provisions of Section 2 hereof, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder in the subscription at the end hereof.

         3.3 Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to the Holder or transferee any rights (including, without limitation, any right to registration of the Shares) to which the Holder or such transferee shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant; provided that, if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder or such transferee any such rights.

4. Delivery of Stock Certificates, Etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares to which the Holder shall be entitled on such exercise. No fractional Share or scrip representing a fraction of a Share will be issued on exercise, but the number of Shares issuable shall be rounded to the nearest whole Share.

5.       Adjustment for Reorganization, Consolidation, Merger, Etc.

         5.1 Merger, Etc. If the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company within twenty-four (24) months from the date of such transfer (any such transaction being hereinafter sometimes referred to as a "Reorganization") then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 3 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto; provided that the successor corporation in any such Reorganization described in clause (b) or (c) above where the Company will not be the surviving entity (the "Acquiring Company") has agreed prior to such Reorganization in a writing satisfactory in form and substance to the Holder that this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on exercise after the consummation of such Reorganization, and shall be binding upon the issuer of any such stock or other securities (including, in the case of any transfer of properties or assets referred to above, the person acquiring all or substantially all of the properties or assets of the Company). If the Acquiring Company has not so agreed to continue this Warrant, then the Company shall give 30 days' prior written notice to the Holder of this Warrant of such Reorganization, during which 30-day period (the "Notice Period") the Holder at its option and upon written notice to the Company shall be able to (i) exercise this Warrant or any part thereof at an exercise price (the "Discounted Exercise Price") equal to the then prevailing purchase price hereunder discounted at the Discount Rate (as used herein the "Discount Rate" shall mean the then prevailing interest rate on U.S. Treasury Notes issued on (or immediately prior to) the date of such 30-day notice and maturing on December 15, 2002 (or immediately prior thereto), such rate to be compounded annually through December 15, 2002, and in no event to be less than 10% annually); or (ii) on the Effective Date, the Holder of this Warrant shall be paid an amount (the "Merger Profit Amount") equal to the difference between the fair market value per share of Common Stock of the Company being purchased by the Acquiring Company in the Reorganization and the Discounted Exercise Price described in clause
         (i) above and the Warrant shall simultaneously expire. The Merger Profit Amount shall be payable in the same form as the common stockholders of the Company shall be paid by the Acquiring Company for their shares of common stock of the Company. The fair market value of any noncash property received from the Acquiring Company upon the Reorganization shall be determined in good faith by the Board of Directors of the Company, as approved by the Company's stockholders.

         5.2 Dissolution. Except as otherwise expressly provided in Subsection 5.1, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holders of this Warrant after the effective date of such dissolution pursuant to this
         Section 6 to a bank or trust company having its principal office in New York, New York, as trustee for the Holder of this Warrant.

         5.3 Continuation of Terms. Except as otherwise expressly provided in Subsection 5.1, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5.1.

6. No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon exercise of this Warrant in full and shall take all such action as may be necessary or appropriate in order that all shares of Common Stock that shall be so issuable shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the Holder shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets.

7.       No Dilution.


                  (a) In the event the Company shall pay a share dividend or other distribution payable in shares of Common Stock on the shares of Common Stock, or the issued shares of Common Stock shall be subdivided, combined or consolidated, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Purchase Price in effect immediately prior (and each Purchase Price in effect subsequent) to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted. In the case of a share dividend or other distribution payable in shares of Common Stock such adjustment shall occur as follows: the Purchase Price that is then in effect (and in effect at any time thereafter) shall be decreased as of the time of such issuance, or in the event a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then (and thereafter) in effect by a fraction (1) the numerator of which is the total number of shares of issued Common Stock immediately prior to the time of such issuance or the close of business on such record date, as the case may be, and (2) the denominator of which is the total number of shares of issued Common Stock immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that, if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted to reflect the actual payment of such dividend or distribution.

                  (b) Upon the occurrence of each adjustment of the Purchase Price pursuant to this Section 7, the Company shall prepare and deliver to the Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

                  (c) The form of this Warrant need not be changed because of any change in the Purchase Price pursuant to this Section 7 and any Warrant issued after such change may state the same Purchase Price and the same number of shares of Common Stock as are stated in this Warrant as initially issued. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Warrant that it may deem appropriate and that does not affect the substance thereof. Any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

         (d) In case at any time after the date of this Warrant:

            (i) The Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

            (ii) The Company shall authorize any reclassification of the shares of its Common Stock, or any consolidation or merger to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets or all or substantially all of its issued and outstanding stock; or

            (iii) Events shall have occurred resulting in the voluntary and involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause notice to be sent to the Holder at least twenty
(20) days prior (or ten (10) days prior in any case specified in clause (i) above, or on the date of any case specified in clause (iii) above) to the applicable record date hereinafter specified, a notice stating (1) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record will be entitled to such dividend, distribution or rights are to be determined or (2) the date on which such reclassification, consolidation, merger, sale, transfer, initial public offering, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in clauses (i),
(ii) and (iii) above.

8.       Reporting Requirements.

         8.1 Financial Information. Prior to the exercise or expiration of the right to exercise this Warrant, the Company shall furnish to the
         Holder:

                  (a) as soon as available but in any event within ninety (90) days after the end of each quarterly accounting period in each fiscal year of the Company unaudited consolidated balance sheets of the Company and its subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and a consolidated balance sheet of the Company and its subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the annual budget and to the corresponding period in the preceding fiscal year, and all such statements will be prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), consistently applied;

                  (b) accompanying the financial statements referred to in subparagraph (a) above, an officer's certificate from the Controller of the Company stating that neither the Company nor any of its subsidiaries is in default under any of its other agreements or, if any or any such default exists, specifying the nature and period of existence thereof, and what actions the Company and its subsidiaries have taken and propose to take with respect thereto;

                  (c) within ninety (90) days after the end of each fiscal year of the Company, consolidated statements of income and changes in financial position of the Company and its subsidiaries for such fiscal year, and a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with GAAP, consistently applied, and accompanied by (i) an opinion (which, subsequent to the fiscal year ended June 30, 2000 shall be unqualified, except for qualifications regarding specified contingent liabilities) of Moore Stephens, P.C. or another independent accounting firm of recognized national standing acceptable to the Holder, (ii) an officer's certificate from the Controller of the Company to the effect set forth in Clause (b) above, and (iii) a copy of such accounting firm's annual management letter to the board of directors;

                  (d) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations and financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

                  (e) within ten (10) days after the adoption thereof, but in any case not less than thirty (30) days prior to the end of each fiscal year of the Company, an annual budget prepared on a monthly basis for the Company and its subsidiaries for the succeeding fiscal year (displaying anticipated statements of income, changes in financial position and balance sheets), and promptly upon preparation thereof any other significant budgets which the Company prepares and any revisions of such annual or other budgets;

                  (f) promptly (but in any event within ten (10) business days) after the discovery or receipt of notice of any default under any material agreement to which it or any of its subsidiaries is a party or any other material adverse event or circumstances affecting the Company or any such subsidiary (including the filing of any material litigation against the Company or such subsidiary or the existence of any dispute with any person which involves a reasonable likelihood of such litigation being commenced), an officer's certificate from the chief financial officer of the Company specifying the nature and period of existence thereof and what actions the Company and its subsidiaries have taken and propose to take with respect thereto;

                  (g) within ten (10) days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of the Company's securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's business; and

                  (h) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as the Holder may reasonably request.

Each of the financial statements referred to in subparagraph (a) and (c) above will be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end audit adjustments.

The Company shall permit the Holder of this Warrant, or agents thereof, at any reasonable time and from time to time to examine and make copies of and extracts from the records and books of account of, and visit the properties of, the Company and any of its subsidiaries, and to discuss the affairs, finances, and accounts of the Company and any of the subsidiaries with any of their officers or directors and independent accountants.

         8.2 Notice of Record Date, Etc. In case of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company, or

                  (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Shares on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which any such action is to be taken.

9. Exchange of Warrants. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or (subject to Section 2) on the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of this Warrant.

10. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

11. Expenses. The Company agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Warrant and the issuance of this Warrant.

12. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Shares on the exercise of this Warrants pursuant to Section 3, exchanging this Warrant pursuant to Section 8, and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

13. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. Negotiability, Etc. This Warrant is issued upon the following terms, to all of which the Holder or owner hereof by the taking hereof consents and agrees:

                  (a) title to this Warrant may be transferred by endorsement (by the Holder executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

15. Notice, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified airmail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until any transferee of the Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

17. Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., New York time, on December 15, 2002.


Dated: December 20, 1999                    TENGTU INTERNATIONAL CORP.


(Corporate Seal)                            By:________________________
                                                     Name:
                                                     Title:


Attest:__________________________

                                                                    ATTACHMENT A


                               NOTICE OF EXERCISE

(To be Executed by the Registered Holder in order to Exercise the Warrant)

The undersigned, the holder of the below-referenced Warrant, hereby irrevocably elects to purchase ____ shares of Common Stock of Tengtu International Corp. (the "Company") pursuant to the Common Stock Warrant void after December 15, 2002 issued by the Company according to the conditions and as of the date set forth below.*

Date of Exercise:

Number of Shares be Purchased: __________________________________________

Applicable Purchase Price:

Signature:
[Name]

Address:




* This original Warrant must accompany this Notice of Exercise.